SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 19, 2002

CT COMMUNICATIONS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NORTH CAROLINA	0-19179	56-1837282
(STATE OR OTHER	(COMMISSION	(IRS EMPLOYER
JURISDICTION	FILE NUMBER)	IDENTIFICATION
OF INCORPORATION)		NUMBER)

CT COMMUNICATIONS, INC
1000 PROGRESS PLACE NE
P.O. BOX 227
CONCORD, NORTH CAROLINA	28026-0227
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:
(704) 722-2500

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

     CT Wireless Cable, Inc. (“CTWC”), a wholly-owned subsidiary of CT Communications, Inc., delivered a “Split-Up Notice” dated July 19, 2002 to Wireless One, Inc. (“Wireless One”), a subsidiary of WorldCom, Inc. This “Split-Up Notice” was delivered in accordance with the Limited Liability Company Interest Purchase Agreement dated September 14, 2001 (“Purchase Agreement”) by and among Wireless One of North Carolina, L.L.C., which is wholly owned by CTWC (“WONC”), CTWC, Wireless One, and WorldCom Broadband Solutions, Inc. The “Split-Up Notice” sets into motion a process under the Purchase Agreement pursuant to which WONC will transfer to Wireless One certain of WONC’s licensed frequencies and a payment of all accrued interest in satisfaction of WONC’s $17.7 million promissory note to Wireless One. The dates on which these transactions will be effected have not yet been determined, but are expected to be no later than the second quarter of fiscal year 2003.

     The Purchase Agreement was filed as Exhibit 99.1 to a Current Report on Form 8-K dated September 14, 2001 and filed by CT Communications, Inc. on September 28, 2001.

     Certain statements contained in this report are “forward-looking statements,” within the meaning of federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks, uncertainties and assumptions made by management, including, among other things, the implementation and timing of the “split-up” process. In some cases, these forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “intend” or “potential” or the negative of those words or other comparable words. These forward-looking statements may differ materially from actual events or results because they involve estimates, assumptions and uncertainties and should be viewed with caution. We undertake no obligation to update or revise any forward-looking statements, whether as the result of new information, future events or otherwise. Readers are also directed to consider the risks, uncertainties and other factors discussed in documents filed by us with the Securities and Exchange Commission, including those matters summarized under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2001.

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Limited Liability Company Interest Purchase Agreement, dated September 14, 2001, by and among Wireless One of North Carolina, L.L.C., CT Wireless Cable, Inc., Wireless One, Inc., and WorldCom Broadband Solutions, Inc. (Incorporated by reference to Exhibit 99.1 to CT Communications, Inc. Current Report on Form 8-K dated September 14, 2001 and filed on September 28, 2001).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT Communications, Inc.

Date: July 26, 2002	By:	/s/ Amy M. Justis

Amy M. Justis
Vice President — Finance

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Limited Liability Company Interest Purchase Agreement, dated September 14, 2001, by and among Wireless One of North Carolina, L.L.C., CT Wireless Cable, Inc., Wireless One, Inc., and WorldCom Broadband Solutions, Inc. (Incorporated by reference to Exhibit 99.1 to CT Communications, Inc. Current Report on Form 8-K dated September 14, 2001 and filed on September 28, 2001)